Exhibit 10.1

SIRVA WORLDWIDE, INC.,
a Debtor and Debtor-in-Possession, as Borrower,

SIRVA, INC.,
a Debtor and Debtor-in-Possession, as a Guarantor,

THE OTHER GUARANTORS NAMED HEREIN,
Each a Debtor and Debtor-in-Possession,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

and

JPMORGAN CHASE BANK, N.A.,
as administrative agent

FIRST AMENDMENT TO THE CREDIT AGREEMENT

March 21, 2008

FIRST AMENDMENT, dated as of March 21, 2008 (this “First Amendment”), to the Credit and Guarantee Agreement, dated as of February 6, 2008 (as amended, supplemented, modified, extended or restated from time to time, the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation (the “Borrower”), SIRVA, Inc., a Delaware corporation, and the other Guarantors from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.  Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.  Amendments to Subsection 8.2.  Subsection 8.2 of the Credit Agreement is hereby amended by inserting the following in clause (b) immediately prior to the word “provided” therein:

and Indebtedness of North American Van Lines, Inc. to SIRVA UK Limited, which was a Subsidiary prior to the Disposition permitted by Subsection 8.6(a)(xi), so long as such Indebtedness to SIRVA UK Limited is not increased and is extinguished on the Effective Date of the Reorganization Plan,

3.  Amendment to Subsection 8.3. Subsection 8.3 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (s) thereof, (b) deleting the “.” at the end of clause (t) thereof and substituting “; and” in lieu thereof and (c) inserting the following new clause (u) at the end thereof:

                                (u)           Liens in favor of the Buyers referred to in subsection 8.6(a)(xi) on the assets located in the United Kingdom that are the subject of the Disposition permitted by such subsection.

4.  Amendment to Subsection 8.6(a).  Subsection 8.6(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ix) thereof, (b) deleting the “.” at the end of clause (x) thereof and substituting “; and” in lieu thereof and (c) inserting the following new clause (xi) at the end thereof:

                (xi)           the Disposition of (A) 100 Ordinary Shares of SIRVA Group Holdings Limited and (B) 14,000,000 Ordinary Shares of SIRVA Ireland Limited, pursuant to the Share Purchase Agreement (the “Share Purchase Agreement), dated as of March 2, 2008, among North American International Holding Corporation (“NAIHC”), NA (UK) Limited Partnership (“NAUK”), NA (UK) GP Limited (“NAGP, and together with NAIHC and NAUK, the “Sellers”), Picot Limited (“Picot”), and Irving Holdings Limited (together with Picot, the “Buyers”), as such agreement may be amended, supplemented or otherwise modified from time to time (so long as no such amendment, supplement or other modification is adverse to the Borrower or the sellers thereunder or the Lenders).

5.  Amendment to Subsection 8.9(f)(i).  Subsection 8.9(f)(i) of the Credit Agreement is hereby amended by (a) deleting the “,” at the end of clause (i) thereof, and (b) inserting the following words after the word “outstanding”:

(provided that such amount shall not include amounts paid to NAIHC, NAUK or NAGP for the purpose of reimbursing the Buyers in the event that the Share Purchase Agreement is terminated by the Sellers (as each such term is defined in subsection 8.6(a)(xi)) in connection with any claim asserted by the United Kingdom Pensions Regulator, the Trustees of the Pension Schemes, or any other Person acting on their behalf in the Cases),

6.  Amendment to Subsection 9(s). Subsection 9(s) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                   (s)         Holding, the Borrower, or any of the Borrower’s Subsidiaries shall make any payment in respect of any amounts outstanding under any Relocation SPV Financings with SIRVA Mortgage Inc., or shall make any advance to SIRVA Mortgage Inc. for such purpose; excluding in each case, any payment or advance in respect of interest payments, costs and expenses (other than principal) on mortgages made by SIRVA Relocation LLC to SIRVA Mortgage in connection with services rendered by SIRVA Mortgage in the ordinary course of SIRVA Mortgage’s business;

7.  Conditions to Effectiveness of this First Amendment.  This First Amendment shall become effective upon the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received:

(a)         counterparts of this First Amendment, duly executed and delivered by the Borrower and Administrative Agent;

(b)        executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto (each, a “Lender Addendum”), from the requisite Lenders under subsections 13.1(a) and 13.1(c) of the Credit Agreement;

(c)   an executed Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from an authorized officer of each Loan Party (other than the Borrower); and

(d)   all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been presented.

8.  Representations and Warranties; Acknowledgements.

(a)         No Default.  No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date after giving effect to the transactions contemplated herein.

(b)        Representations and Warranties.  Each of the representations and warranties made by the Borrower and each other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

9.  Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders.

10.   Continuing Effect of the Loan Documents.  This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

11.   Counterparts.  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12.   Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.   Integration.  This First Amendment and the other Loan Documents represent the agreement of the Borrower and the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

14.   RELEASE.  AS CONSIDERATION FOR THE EXECUTION BY THE LENDERS AND THE ADMINISTRATIVE AGENT OF THIS FIRST AMENDMENT, THE BORROWER AND EACH OF THE OTHER LOAN PARTIES HEREBY ACKNOWLEDGE THAT THE

OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS.  THE BORROWER AND EACH OF THE OTHER LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING BY REASON OF ANY MATTER, CAUSE OR THING OCCURRING ON OR PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE, WHICH SUCH PERSONS MAY HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS” MADE ON OR PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FIRST AMENDMENT.

15.   GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Charles O. Freedgood
Name: Charles O. Freedgood
Title: Managing Director

EXHIBIT A

[FORM OF]

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the First Amendment, dated as of March 21, 2008  to the Credit and Guarantee Agreement, dated as of February 6, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the other Guarantors from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and (ii) consents to the execution of such First Amendment by the Administrative Agent. Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.

(Name of Lender)

By:
Name:
Title:

Dated as of March 21, 2008

EXHIBIT B

[FORM OF]

ACKNOWLEDGMENT AND CONFIRMATION

1.             Reference is made to the First Amendment, dated as of March 21, 2008 (the “First Amendment”), to the Credit and Guarantee Agreement, dated as of February 6, 2008 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation, SIRVA, Inc., a Delaware corporation, the other Guarantors from time to time parties to the Credit Agreement, the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.             Each of the parties hereto hereby consents to the transactions contemplated by the First Amendment.

3.             THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

4.             This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

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SIRVA WORLDWIDE, INC.
SIRVA, INC.
NORTH AMERICAN VAN LINES, INC.

By:	/s/ Eryk J. Spytek
Name:	Eryk J. Spytek
Title:	Secretary

A FIVE STAR FORWARDING, INC.
A RELOCATION SOLUTIONS MANAGEMENT COMPANY
A THREE RIVERS FORWARDING, INC.
ALASKA USA VAN LINES, INC.
ALLIED FREIGHT FORWARDING, INC.
ALLIED INTERNATIONAL N.A., INC.
ALLIED TRANSPORTATION FORWARDING,INC.
ALLIED VAN LINES, INC.
ALLIED VAN LINES TERMINAL COMPANY
AMERICAS QUALITY VAN LINES, INC.
A.V.L. TRANSPORTATION, INC.
ALLIED ALLIANCE FORWARDING, INC.
ALLIED CONTINENTAL FORWARDING, INC.
ALLIED DOMESTIC FORWARDING, INC.
ALLIED INTERMODAL FORWARDING, INC.
ALLIED INTERSTATE TRANSPORTATION, INC.
ALLIED TRANSCONTINENTAL FORWARDING, INC.
ALLIED VAN LINES, INC. OF INDIANA
ANAHEIM MOVING SYSTEMS, INC.
CARTWRIGHT MOVING & STORAGE CO., INC.
CARTWRIGHT VAN LINES, INC.
CITY STORAGE & TRANSFER, INC.
CMS HOLDING, LLC
DJK RESIDENTIAL LLC
EXECUTIVE RELOCATION CORPORATION
FEDERAL TRAFFIC SERVICE, INC.
FLEET INSURANCE MANAGEMENT, INC.
FRONTRUNNER WORLDWIDE, INC.
GLOBAL VAN LINES, INC.

GLOBAL WORLDWIDE, INC.
GREAT FALLS NORTH AMERICAN, INC.
LYON VAN LINES, INC.
LYON WORLDWIDE SHIPPING, INC.
MANUFACTURING SUPPORT SERVICES, L.L.C. MERIDIAN MOBILITY RESOURCES, INC.
MOVE MANAGEMENT SERVICES, INC.
NACAL, INC.
NAVL LLC:
NA (UK) GP CORPORATION
NORTH AMERICAN INTERNATIONAL
HOLDING CORPORATION
NORAM FORWARDING, INC.
NORTH AMERICAN FORWARDING, INC.
NORTH AMERICAN INTERNATIONAL N.A.
     INC. (formerly known as StorEverything, Inc.)
NORTH AMERICAN LOGISTICS, LTD.
NORTH AMERICAN VAN LINES OF TEXAS, INC. RELOCATION RISK SOLUTIONS, LLC
RS ACQUISITION, LLC
RS ACQUISITION HOLDING, LLC
SIRVA CONTAINER LINES, INC.
SIRVA MLS, INC.
SIRVA SETTLEMENT OF ALABAMA, LLC
SIRVA FREIGHT FORWARDING, INC.
SIRVA GLOBAL RELOCATION, INC.
SIRVA IMAGING SOLUTIONS, INC.
SIRVA RELOCATION LLC
SIRVA SETTLEMENT, INC. (formerly known as
     SIRVA Title Agency, Inc.)
TRIDENT TRANSPORT INTERNATIONAL, INC.

By:	/s/ Douglas V. Gathany
Name:	Douglas V. Gathany
Title:	Treasurer